UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 16, 2009 (April 14, 2009)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144
 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

EV Energy Partners, L.P. (the “Partnership”) entered into a Third Amendment to Amended and Restated Credit Agreement, declared effective on April 14, 2009.  The Third Amendment included a revision of the borrowing base to $465 million and adjustments to the commitment fee rate and to the interest rate margins applicable to loans made under the agreement to be more reflective of current market rates. The commitment fee rate is now 0.50% and the interest rate margin ranges from 2.25% to 3.00% for Eurodollar loans and from 1.25% to 2.00% for alternate base rate loans, depending on the borrowing base utilization percentage.

A copy of this Third Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

EV Energy Partners, L.P. (the “Partnership”) entered into a Third Amendment to Amended and Restated Credit Agreement, declared effective on April 14, 2009.  The Third Amendment included a revision of the borrowing base to $465 million and adjustments to the commitment fee rate and to the interest rate margins applicable to loans made under the agreement to be more reflective of current market rates. The commitment fee rate is now 0.50% and the interest rate margin ranges from 2.25% to 3.00% for Eurodollar loans and from 1.25% to 2.00% for alternate base rate loans, depending on the borrowing base utilization percentage.

A copy of this Third Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The following information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 15, 2009, the Partnership issued a press release announcing it had entered into a Third Amendment to Amended and Restated Credit Facility as described above in Item 1.01 and 2.03.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Third Amendment dated April 10, 2009 to Amended and Restated Credit Agreement 99.1 News Release of EV Energy Partners, L.P. dated April 15, 2009

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: April 16, 2009	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

EXHIBIT INDEX

Exhibit No.	Description

10.1 99.1	Third Amendment dated April 10, 2009 to Amended and Restated Credit Agreement News Release of EV Energy Partners, L.P. dated April 15, 2009